Exhibit 10.4

SELLPOINTS, INC.

FIRST AMENDMENT TO
SUBORDINATED UNSECURED PROMISSORY NOTES

This FIRST AMENDMENT TO SUBORDINATED UNSECURED PROMISSORY NOTES (this "Amendment") is made and entered into as of December 1, 2017, by and among SellPoints, Inc., a Delaware corporation (the "Company"), and the Investors (as defined below).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Note Purchase Agreement, dated as of February 16, 2016 (the "Purchase Agreement"), by and among the Company and those persons and entities listed on the Schedule of Investors attached thereto as Schedule I (the "Investors"), pursuant to which the Company sold and issued to the Investors subordinated unsecured promissory notes (the "Notes"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Notes;

WHEREAS, the Company desires to enter into an Agreement and Plan of Merger, among the Company, ConversionPoint Technologies Inc. ("CPT"), SellPoints Acquisition Corp. and Shareholder Representative Services LLC (the "Merger Agreement") and it is a condition to the closing of the Merger (as defined in the Merger Agreement) that the Company and the Investors amend each Note to (i) extend the Maturity Date, (ii) revise the interest rate, (iii) modify the mandatory prepayment requirements and (iv) make such other changes as set forth in this Amendment;

WHEREAS, the Company desires to enter into an Agreement and Plan of Merger, among the Company, ConversionPoint Technologies Inc. ("CPT"), SellPoints Acquisition Corp. and Shareholder Representative Services LLC (the "Merger Agreement") and it is a condition to the closing of the Merger (as defined in the Merger Agreement) that the Company and the Investors amend each Note to (i) extend the Maturity Date, (ii) revise the interest rate, (iii) modify the mandatory prepayment requirements and (iv) make such other changes as set forth in this Amendment;

WHEREAS, the Company is renegotiating the terms of its senior loan facility with Montage Capital II, L.P. and Partners for Growth IV, L.P. in connection with the Merger Agreement (the "Montage Loan");

WHEREAS, the Company and the Investors desire to amend the Notes conditioned upon the amendment of the Montage Loan and the closing of the transactions contemplated by the Merger Agreement (the "Closing");

WHEREAS, Section 6(b) of the Notes provides that any provision of the Notes may be amended, waived or modified only upon the written consent of the Company and Investors holding more than 50% of the aggregate outstanding principal amount of the Notes; provided that no such amendment, waiver or consent shall (i) reduce the principal amount of a Note without the holder of such Note's written consent or (ii) reduce the rate of interest of a Note without the holder of such Note's written consent; and

WHEREAS, the undersigned Investors constitute the holders of a majority of the aggregate principal amounts of Notes issued pursuant to the Purchase Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Amendment to Interest Rate of the Notes. Effective as of the Closing, the second bullet point following the first paragraph of each Note is hereby amended, restated and replaced in its entirety with the following language:

"Notwithstanding the foregoing, this Note shall accrue simple interest at a rate equal to 10% per annum, in each case computed on the basis of the actual number of days elapsed and a year of 365 days."

2.          Amendment to Maturity Date of the Notes. On the Closing Date, the paragraph following the two bullet points on the first page of each Note is hereby amended, restated and replaced in its entirety with the following language:

"All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) the nine month anniversary of the Closing Date (the "Maturity Date"), (ii) when, upon the occurrence and during the continuance of an Event of Default, such amounts are declared due and payable by Investor or made automatically due and payable, in each case, in accordance with the terms hereof. This Note is one of the "Notes" issued pursuant to the Purchase Agreement; and (iii) upon the closing of a financing in the minimum amount of $10,000,000."

3.          Amendment to Section 1(b) the Notes. On the Closing Date, Section 1(b) of each Note is hereby amended, restated and replaced in its entirety with the following language:

"(b) Voluntary Prepayment. Upon five business days prior written notice to Investor, the Company may prepay this Note in whole or in part, provided that any such prepayment must be in an amount that is equal to the principal amount of this Note that is to be prepaid (the "Prepaid Principal"), plus all accrued interest due under this Note."

4.          Amendment to Section 1(c) the Notes. On the Closing Date, Section 1(c)(i) of each Note is hereby deleted in its entity, and Section 1(c)(ii) of each Note, is hereby restated and replaced in its entirety with the following language:

"(c) Mandatory Prepayment

(ii)         In the event of an Initial Public Offering of CPT, the original principal amount of this Note, plus all accrued and unpaid interest (but less the amount of all Prepaid Principal previously paid pursuant to Section 1(b) above), shall be due and payable within 30 days of the closing of such Initial Public Offering."

5.          Amendment to Section 4 the Notes. On the Closing Date, Section 4 of each Note is hereby amended, restated and replaced in its entirety with the following language:

"The Obligations evidenced by this Note are hereby expressly subordinated, to the extent and in the manner set forth in the Subordination Agreement, dated as of September 29, 2016, by and among the Investors, Montage Capital II, L.P. and Partners for Growth IV, L.P.

2

6.          Amendment to Section 5 the Notes. On the Effective Date, the definition of "Senior Indebtedness" in Section 5 of each Note is hereby amended, restated and replaced in its entirety with the following language:

"Senior Indebtedness" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with, (i) indebtedness for borrowed money of the Company incurred pursuant to that certain Loan and Security Agreement, dated as of September 29, 2016, as may be amended from time to time, with Montage Capital II, L.P. and Partners for Growth IV, L.P. (the "Montage Loan Documents") and (ii) any extension, refinance, renewal, replacement, defeasance or refunding of any indebtedness described in clause (i); provided, however, that no indebtedness incurred by Company which causes the aggregate principal amount of such indebtedness outstanding to exceed $4,000,000, except to the extent any amount is added to principal of such indebtedness, as a result of a modification of the Montage Loan Documents in connection with the Closing (but only to the extent of such excess) shall be Senior Indebtedness."

7.          Change in Control Payment. On the Closing, and in exchange for a waiver of the Change of Control payment provided for in Section 1(c)(i) of the Notes, CPT shall issue the holders of the Notes, on a pro rata basis, a number of shares of CPT common stock equal to the original principal amount of this Note, plus all accrued and unpaid interest (but less the amount of Prepaid Principal previously paid), which shares of CPT common stock, shall be valued based on the valuation of such common stock set forth in the Merger Agreement.

8.          Warrants. The holders of the Notes, hereby agree that they have not, and shall not, exercise any warrants issued by the Company in connection with the Notes or otherwise, and acknowledge that as provided in such warrants, all such warrants shall be deemed cancelled and terminated upon the Closing.

9.          Miscellaneous.

(a)          Amendment. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and a Majority in Interest; provided, however, that no such amendment, waiver or consent shall: reduce the principal amount of a Note without the written consent of the Investor holding such Note or (ii) reduce the rate of interest of a Note without the written consent of the Investor holding such Note.

(b)          Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California, or of any other state.

(c)          Entire Agreement. This Amendment, the Purchase Agreement the Notes and the other Transaction Documents (each to the extent not hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

3

(d)          Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.

(e)          Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or PDF electronic copies of signed signature pages will be deemed binding originals.

(Signature Page Follows)

4

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

SELLPOINTS, INC.
a Delaware corporation

By:	/s/ Brian O'Keefe
Name:	Brian O'Keefe
Title:	Chief Executive Officer

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Meagan Fallone
Name:	Meagan Fallone
Title:	CEO Barefoot College International

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Larry Trust
Name:	Larry Trust
Title:	Trustee

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Klaus-Dieter Buehring
Name:	Klaus-Dieter Buehring
Title:	NA

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Joe N. and Jamie W. Behrendt
Name:	Joe N. and Jamie W. Behrendt
Title:	Trustee

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Gordon Fallone
Name:	Gordon Fallone
Title:	Managing Partner

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Garcia Family Living Trust
Name:	Garcia Family Living Trust
Title:	Trustee

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Clayton A. Struve
Name:	Clayton A. Struve
Title:

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

STOCKHOLDER:

Stockholder Name: Andrew Cader Foundation

By:	/s/ Andrew Cader
Name:	Andrew Cader
Title:	Trustee

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Bradley C. and Belinda Karp
Name:	Bradley C. and Belinda Karp
Title:	President

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Roopa Dalal
Name:	Roopa Dalal
Title:	Scientist

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Renaissance Interests, LP
Name:	Renaissance Interests, LP
Title:	President

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Ren Riley
Name:	Ren Riley
Title:	CEO

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

Dr. Gordon Rausser
[NOTEHOLDER]

By:	/s/ Dr. Gordon Rausser
Name:	Dr. Gordon Rausser
Title:	Investor

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

Gordon Rausser Family Limited Partnership
[NOTEHOLDER]

By:	/s/ Dr. Gordon Rausser
Name:	Dr. Gordon Rausser
Title:	Investor

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Joan Schriger
Name:	Joan Schriger
Title:	Managing Partner

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Brian O'Keefe
Name:	Brian O'Keefe
Title:	CEO

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes

IN WITNESS WHEREOF, the parties have caused this First Amendment to Subordinated Unsecured Promissory Notes to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTORS:

[NOTEHOLDER]

By:	/s/ Neil B. Kornswiet
Name:	Neil B. Kornswiet
Title:	Individual

SellPoints, Inc. – First Amendment to Subordinated Unsecured Promissory Notes